Why Invest in PotlatchDeltic

Forward-Looking Statements & Non-GAAP Measures

Company and Industry Overview

PotlatchDeltic is a $4 Billion Timber Real Estate Investment Trust (REIT) Focused on:

We Operate Three Business Segments

We are the Best Timber REIT Play on Housing Because Our Integrated Strategy Provides the Highest Direct Leverage to Lumber Prices

Lumber Prices Have Been Exceptionally Strong the Last Couple of Years

There Has Been a Cumulative Underbuilding of U.S. Homes in the Last Decade

There is a Strong Millennial Demographic Tailwind

Higher Mortgage Rates Have Caused Housing Starts to Slow Down

U.S. Housing Stock has Aged Considerably

Growing Residential Improvement Spending Supports Lumber Demand

Demand for Lumber Used in Nonresidential Construction is Also Poised for Growth as Environmentally Beneﬁcial Tall Wood Buildings Take Market Share from Steel and Concrete

The Outlook for Mass Timber as a Natural Climate Solution is Favorable

Lumber Prices are Expected to Remain Above Historical Averages Due to Growing Lumber Demand and Constrained Supply

Timberlands Segment

We Own nearly 2.2 Million Acres of Timberlands in Seven States

A Signiﬁcant Portion of Our Idaho Sawlogs are Indexed to Lumber

Our Idaho Timberlands are Highly Proﬁtable and Productive

Our Legacy Operations are Naturally Hedged in the U.S. South

The Hedge is Important Because Southern Sawlog Prices Have Been Below Trend Levels

Sawmill Capacity Additions Are Tightening Log Markets

Log Markets Are Already Tight For Timberlands Acquired in the CatchMark Merger

CatchMark Operates in Some of the Best Pricing Regions in the U.S. South

Our CatchMark Merger Compares Favorably to Another Recent Acquisition

Climate Change is Providing Southern Timberlands Opportunities

Our Timberlands Segment Adjusted EBITDDA Has Increased

Wood Products Segment

Our Wood Products Facilities are Located Close to Major End Markets

Our Capacity is Growing With Acquisitions and Productivity Improvements

North American Lumber Supply

Lumber Production Shifting to the U.S. South

Waldo Sawmill Modernization IRR Estimated to be 22% in Base Case

Continuous Capital Investments Meet Hurdle Rates, Improve Productivity, Lower Costs, and Reduce Environmental Impact

We are Relentlessly Focused on Continuously Improving our Environmental Performance

Our Wood Products Segment Adjusted EBITDDA Has Increased Exponentially

Real Estate Segment

We Have Identiﬁed 90,000 Rural Acres That We Intend to Sell Over Time at a Premium to Timberland Value

Proximity of CatchMark’s Timberlands to Large Population Centers Creates Meaningful Real Estate Opportunities

We Create Signiﬁcant Conservation Outcomes Through Rural Land Transactions

We Create Signiﬁcant Conservation Outcomes Through Rural Land Transactions

Interest in Solar Opportunities on Our Timberlands Has Increased

We Also Develop and Sell Building Lots in a Highly Desirable 4,800 Acre Master-Planned Community

Real Estate Segment Adjusted EBITDDA Continues to be a Strong Contributor

Capital Allocation and Balance Sheet

We are Focused on Growing Shareholder Value Over the Long Term Through a Balanced Capital Allocation Strategy

We are Growing Our Business in a Disciplined Way Over Time

Maintaining a Strong Balance Sheet and Ample Liquidity Provides the Flexibility to be Opportunistic

The Power of Our Strategy is Evidenced by Our Strong Financial Performance

We are Committed to Environmental and Social Responsibility and to Responsible Governance

Appendix

Adjusted EBITDDA Reconciliation

Deﬁnitions



PotlatchDeltic

Why Invest in PotlatchDeltic

INVESTOR PRESENTATION

Q4 2022


PotlatchDeltic

Forward-Looking Statements & Non-GAAP Measures

FORWARD-LOOKING STATEMENTS

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as amended, including without limitation, statements about the company's business model, expectations about the contributions to EBITDDA from the CatchMark merger, expectations about the Waldo, AR sawmill expansion, including timing of completion and production impacts, effect of change in lumber prices on annual EBITDDA, expectations regarding favorable industry fundamentals, percentage of acres harvested and number of seedlings planted per year, timberland productivity, percent of Idaho sawlogs indexed to the price of lumber, amount of carbon removed and sequestered and greenhouse gas emitted each year, our ability to continuously improve our environmental performance, climate change risks and opportunities, maintenance of third-party environmental and safety certifications, percent of merchantable timber inventory that is comprised of sawlogs, percent of sawlogs used internally, manufacturing capacity and expansions, effect of change in log prices on company cash generation, U.S. South and specifically CatchMark capacity markets' sawlog growth versus drain projections, lumber volume growth trends, forecasted lumber prices, North American lumber demand and production, anticipated efficiency gains and reduced costs upon completion of the Ola sawmill rebuild, expected dates for restarting the mill and reaching full operation, and anticipated insurance coverage, expected impacts of the automatic planer grader update, expected impacts of the St. Maries plywood patch automation, projected U.S. demand for mass timber and emissions benefits and carbon impact resulting from mass timber use, expectations regarding the U.S./Canadian softwood lumber import duties, forecasted real estate sales, real estate business potential and land development potential, including for solar energy opportunities, expected conservation outcomes from real estate transactions, capital allocation, growing dividend and dividend yield, share repurchases, future capital expenditures and anticipated return on capital expenditures, debt metrics and anticipated interest rates, investment grade credit rating, the U.S. housing market, including housing starts, housing affordability, repair and remodel activity, future company performance, and similar matters. These forward-looking statements are based on current expectations, estimates, assumptions and projections that are subject to change, and actual results may differ materially from the forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, changes in: timberland values, timber harvest levels on the company's lands, timber prices, policy regarding governmental timber sales, the United States and international economies, U.S. job growth, U.S. bank lending practices, the level of domestic construction activity, international tariffs, quotas, and trade agreements involving wood products, domestic and international demand for wood products, production and production capacity in the forest products industry, competitive pricing pressures for the company's products, general and industry specific environmental laws and regulations, fuel and energy costs, transportation shortages and disruptions, raw material, labor, and other costs, and tax laws that could reduce the benefits associated with REIT status. Results may also differ materially because of unanticipated manufacturing interruptions, unforeseen environmental liabilities or expenditures, climate change and weather conditions, an inability to satisfy complex rules in order to remain qualified as a REIT, other events beyond our control, such as the impact of disease epidemics and pandemics, such as the outbreak of Covid-19 and its variants, governmental responses to such outbreaks, and anticipated recovery from the pandemic on our business, suppliers, customers and employees, the company's and its contractors' ability to complete the rebuild of the Ola sawmill with the anticipated efficiency improvements and to implement the modernization plan for the Waldo sawmill, and other risks and uncertainties described from time to time in the company's public filings with the Securities and Exchange Commission. All forward-looking statements are made as of the date of this presentation, and the company does not undertake to update any forward-looking statements.

NON-GAAP MEASURES

This presentation presents non-U.S. GAAP financial information. A reconciliation of those numbers to U.S. GAAP is included in this presentation, which is available on the company's website at www.PotlatchDeltic.com.

PotlatchDeltic

Table of Contents

- Company and Industry Overview
- Timberlands Segment
- Wood Products Segment
- Real Estate Segment
- Capital Allocation and Balance Sheet
- Appendix



PotlatchDeltic

Company and Industry Overview

$4 BILLION TIMBER REIT

PotlatchDeltic is a $4 Billion Timber Real Estate Investment Trust (REIT) Focused on:

GROWING & HARVESTING TREES SUSTAINABLY

BEING PART OF THE SOLUTION TO CLIMATE CHANGE

MANUFACTURING LUMBER & PLYWOOD

SELLING DEVELOPED & RURAL LAND

2.2

Million Acres of Timberland

7

Manufacturing Facilities that Produce Lumber and Plywood


SPOKANE, WA
ST. MARIES
BEMIDJI
GWINN
LITTLE ROCK
OLA
WALDO
WARREN
PCH Timberlands
CTT Timberlands[1]
Wood Products Facilities
Chenal Real Estate
Headquarters

1 | CatchMark Timber Trust, Inc. was acquired in a merger that closed September 14, 2022.



We Operate Three Business Segments

Timberlands

We own 2.2 million acres of timberland in Idaho and the U.S. South that we manage on a sustainable basis using **ENVIRONMENTAL BEST PRACTICES**.



Wood Products

We rank as a top 10 lumber producer in the U.S. with 1.1 billion board feet of capacity. We also own an industrial grade plywood mill with 150 million square feet of capacity. We are focused on growing our Wood Products business through **HIGH RETURN CAPITAL PROJECTS**.



Real Estate

We identify and monetize acres that have a **HIGHER VALUE** than timberland through rural land sales and a master-planned community in Little Rock, Arkansas.



We are the Best Timber REIT Play on Housing Because Our Integrated Strategy Provides the Highest Direct Leverage to Lumber Prices



Indexed Idaho Sawlogs

&



Top 10 Lumber Manufacturer

HIGHEST DIRECT LEVERAGE TO LUMBER PRICES[1]


56%
21%
35%
34%
0%
PCH 2
WY
RYN
Indexed Idaho Sawlogs
Lumber

$10 per MBF in Lumber Price = $12 Million in PCH EBITDDA[3]

1 | Source: Public filings 2016-2021.
2 | Includes average $55 million of EBITDDA expected from CatchMark for first five years after merger, assuming full synergies run rate.
3 | EBITDDA is a non-GAAP measure; see appendix for definition and reconciliations to GAAP.

Lumber Prices Have Been Exceptionally Strong the Last Couple of Years


RL LUMBER COMPOSITE
$ PER MILLION BOARD FEET
$1,600
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
Production curtailments and surge in R&R demand
Housing demand and strong R&R markets drive demand for lumber above supply capacity
R&R channel slows and backs up
Production and transportation issues constrain supply with strong demand
Interest rate increase and slow economy

In May 2021, lumber prices peaked at over $1,500 per MBF and then plunged by almost 75%, reaching a low point of $389 per MBF in August 2021. During the fourth quarter of 2021, Covid related supply constraints coupled with transportation issues, specifically in British Columbia, sparked another rally. Prices peaked in March 2022 at over $1,300. Prices have moderated but have not reached lows seen in 2019 and 2020.

There Has Been a Cumulative Underbuilding of U.S. Homes in the Last Decade

CUMULATIVE UNDERBUILDING OF U.S. HOMES IN LAST DECADE[1]


MILLION UNITS
3.0
2.0
1.0
0.0
-1.0
-2.0
-3.0
-4.0
-5.0
OVERBUILDING
UNDERBUILDING
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
2015
2017
2019
2021

Overbuilding occurred in the U.S. single family market in 2005-2008. Since then, we have had a prolonged period of underbuilding. When the loss of existing units is combined with the underbuilding relative to household formation, the cumulative housing deficit is even more substantial.

1 | Source: FEA

There is a Strong Millennial Demographic Tailwind

U.S. POPULATION DISTRIBUTION BY AGE 2008 VS 2023[1]


POPULATION IN MILLIONS
5
4
3
2
1
0
PRIME HOMEBUYING YEARS
00
05
10
15
20
25
30
35
40
45
50
55
60
65
70
75
80
85
90
95
100
POPULATION AGE
2023
2008

Millennials are the largest demographic cohort in U.S. history and they have just entered their prime home buying years. This provides a significant tailwind to housing demand and presents a different situation than the last housing boom, which ended in 2008.

1 | Source: FEA Data Center.

Higher Mortgage Rates Have Caused Housing Starts to Slow Down

HOUSING AFFORDABILITY INDEX & 30-YEAR FIXED RATE MORTGAGE [1]


220
200
180
160
140
120
100
INDEX
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
FIXED RATE MORTGAGE
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022 YTD

The recent rise in home prices and uptick in mortgage rates have made homes less affordable. A tight labor market characterized by upward pressure on wages and adjustments by homebuilders should offset some of the impact.

1 | Source: Freddie Mac & National Association of Realtors.

U.S. Housing Stock has Aged Considerably

MEDIAN AGE OF OWNER-OCCUPIED HOUSING[1]


53% of US owner-occupied homes were built before 1980; only 7% were built between 2010 and 2019.
YEARS OF AGE
43
41
39
37
35
33
31
29
27
25
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
2015
2017
2019
2021

Aging housing stock signals a rising market for repair and remodeling. This is because older homes typically have much smaller footprints than homes built more recently and older homes need more repairs than newer homes. Larger homes are even more desirable with the shift to remote work.

1 | Source: FEA/NAHB/Census Bureau

Growing Residential Improvement Spending Supports Lumber Demand

RESIDENTIAL IMPROVEMENT SPEND[1]



BILLIONS OF 2012 USD
$190
$170
$150
$130
$110
$90
$70
FORECAST
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
2015
2017
2019
2021
2023
2025

Residential remodeling benefits from strong housing markets, limited housing supply, and aging housing stock. Significant homeowner equity is keeping repair and remodel activity strong. Rising cost of labor and building materials and higher interest rates could create some headwinds.

1 | Source: FEA

Demand for Lumber Used in Nonresidential Construction is Also Poised for Growth as Environmentally Beneficial Tall Wood Buildings Take Market Share from Steel and Concrete

BENEFITS OF MASS TIMBER IN TALL BUILDINGS


Environmental Sustainability
& CARBON STORAGE
Aesthetics
Energy & Thermal
PERFORMANCE
ICC APPROVED TO
18 Stories
STRUCTURAL
Strength & Stability
Faster & Easier
TO BUILD
Performs
WELL IN FIRE

CARBON VAULT


CO2

Wood is 50% Carbon BY WEIGHT

LUMBER CO_2 PRODUCTION INTENSITY[1]


25%
LESS THAN
CONCRETE
50%
LESS THAN
STEEL

SUBSTITUTION[2]



SUBSTITUTION COULD PREVENT **14 to 31%** OF GHG EMISSIONS

1 | Source: The economic emissions benefits of engineered wood products in a low-carbon future, MIT Joint Program on the Science and Policy of Global Change, June 2018.
2 | Source: Chadwick Dearing Oliver, Nedal T. Nassar, Bruce R. Lippke, James B. McCarter (2014) Carbon, Fossil Fuel, And Biodiversity Mitigation with Wood and Forests, Journal of Sustainable Forestry.

The Outlook for Mass Timber as a Natural Climate Solution is Favorable

PROJECTED U.S. INCREMENTAL MASS TIMBER DEMAND[1]


INCREMENTAL SOFTWOOD DEMAND (BBF)
0
1
2
3
4
5
6
7
8
2025
2030
2035
High
Base
Low

TOTAL INCREMENTAL ⬆ OF

3.77-6.75 BBF

PROJECTED U.S. INCREMENTAL CARBON IMPACT[2]


CO2 EQUIVALENT (MILLION METRIC TONS)
0
1
2
3
4
5
6
7
8
9
2025 Gain
2030 Gain
2035 Gain
CO_2 Avoided
CO_2 Sequestered

TOTAL INCREMENTAL ⬆ OF

~8.4 Million tons of CO_2 avoided[3]

1 | SLB Mass Timber Demand Outlook, 2020 FP Innovations, October 2020.
2 | Source: Woodworks Carbon Calculator Documentation.
3 | Source: 2020 FP Innovations. Modeled on base case.

Lumber Prices are Expected to Remain Above Historical Averages Due to Growing Lumber Demand and Constrained Supply

NORTH AMERICAN LUMBER DEMAND VS CAPACITY (BBF) WITH LUMBER PRICE[1]


% CAPACITY RATIOS
FORECAST[1]
68%
86%
87%
91%
BBF
$/MBF
0
10
20
30
40
50
60
70
80
90
$100
$200
$300
$400
$500
$600
$700
$800
$900
2008
2010
2012
2014
2016
2018
2020
2022
2024
2026
2028
2030
2032
2034
Capacity
Lumber Demand
Random Lengths Composite (Annual Average)

1 | Source: FEA.



Timberlands Segment

We Own nearly 2.2 Million Acres of Timberlands in Seven States

REGION	STATE	ACRES[1]
NORTHERN	IDAHO	626
SOUTHERN	ARKANSAS	945
	GEORGIA	218
	ALABAMA	152
	MISSISSIPPI	139
	SOUTH CAROLINA	64
	LOUISIANA	30
		1,548







We manage our timberlands on a sustainable basis, leveraging decades of experience, and we are a leader in forest stewardship.

100% SFI CERTIFIED

~70% FSC CERTIFIED IN AR & LA

1 | Acres in thousands; as of September 30, 2022

A Significant Portion of Our Idaho Sawlogs are Indexed to Lumber


$1,300
$1,100
$900
$700
$500
$300
Jun-16
Dec-16
Jun-17
Dec-17
Jun-18
Dec-18
Jun-19
Dec-19
Jun-20
Dec-20
Jun-21
Dec-21
Jun-22
WWPA Inland Hem-Fir Lumber Index ($/MBF)
PCH Idaho Hem-Fir Sawlog ($/MBF Eastside Scale)

5-Year ROLLING AGREEMENT

Covers ~75% OF IDAHO SAWLOGS

PRICES RESET ON **1 Month Lag**

Unique in Industry

EST. 2013

In Place Since 2013

1 | Idaho sawlogs are sold on a Scribner Eastside log scale basis; the price conversion factor is approximately 1.25X, so $600/MBF Eastside = ~$750/MBF Westside.

Our Idaho Timberlands are Highly Profitable and Productive

PCH TIMBERLANDS SIGNIFICANTLY OUTPERFORM AVERAGE INLAND NORTHWEST TIMBERLANDS


TYPICAL INLAND
NW TIMBERLANDS

- MILDER CLIMATE
- HIGHER PRECIPITATION
- FAVORABLE SOILS
- IDEAL ELEVATION


PCH
TIMBERLANDS

EBITDDA EXCEEDS W. OREGON & WASHINGTON


EBITDDA/ACRE¹ (2016-2021)
$183
$162
PCH IDAHO
WY WESTERN OR/WA

We are the largest private landowner in Idaho where we own the **most productive timberlands** in the Inland Northwest. High value sawlogs represent over 90% of our Idaho harvest volume and we **index about 75% of our sawlogs to the price of lumber**.


MAJOR SPECIES
DOUGLAS-FIR/LARCH, HEM-FIR, CEDAR


90%
SAWLOGS


AVERAGE 45%
OF SAWLOGS USED INTERNALLY

1 | EBITDDA is a non-GAAP measure; see appendix for definition and reconciliations to GAAP; WY EBITDDA obtained from public filings.

Our Legacy Operations are Naturally Hedged in the U.S. South

PCH SAWLOG CONSUMPTION VS. PCH SAWLOG SALES[1]



2.2M Tons	2.1M Tons
CONSUMED	SOLD
↓	↑

10%
CHANGE IN PRICES

→

1%
CHANGE IN PCH CASH FLOWS

MAJOR SPECIES
SOUTHERN YELLOW PINE, MIXED HARDWOODS

52%
SAWLOGS

AVERAGE 50%
OF SAWLOGS USED INTERNALLY

1 | Statistics are for legacy PotlatchDeltic in the U.S. South (excludes CatchMark timberlands).

The Hedge is Important Because Southern Sawlog Prices Have Been Below Trend Levels

SOUTHERN PINE SAWTIMBER STUMPAGE PRICE VS LUMBER PRODUCTION [1]


BILLION BOARD FEET
22
17
12
7
2
$50
$40
$30
$20
$10
$ PER TON
TREND PRICING
1981 1983 1985 1987 1989 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019 2021
US South Softwood Lumber Production
US South Pine Sawtimber Price

Southern yellow pine sawlog prices in our legacy operating areas remain below trend levels because of oversupply. The oversupply situation has its roots in conversion of southern row crop land to timberland through federal government incentives over 30 years ago and increased productivity of southern acres due to improved silvicultural practices (genetically modified seedlings, plantations, fertilization).

1 | Source: USDA, WWPA, Timber Mart-South.

Sawmill Capacity Additions Are Tightening Log Markets

CENTRAL SOUTH CAPACITY ADDITIONS SINCE 2017[1]



PCH Timberlands
New Sawmill Capacity Announced
New Sawmill Capacity Completed

ALMOST 1.3 BBF ANNOUNCED

2.7 BBF COMPLETED

Fiber supply constraints in the U.S. Northwest and declining annual allowable cut in British Columbia, combined with available low-cost fiber in the U.S. South have driven capacity expansion to the southern region. Delays in new equipment and labor shortages are delaying completion and startup of capacity expansion projects.

1 | Source: ERA Forest Products Research.

Log Markets Are Already Tight For Timberlands Acquired in the CatchMark Merger

CATCHMARK CAPACITY MARKETS

2020


FORISK


GTD Total Pine
under- supplied
in balance
over- supplied

2025


FORISK

> Investments in manufacturing capacity in CatchMark's markets have already created tight growth-to-drain dynamics. This trend is expected to continue.

1 | Source: Forisk

CatchMark Operates in Some of the Best Pricing Regions in the U.S. South

ROLLING 4-QUARTER PINE SAWLOG PRICE[1]


$ PER TON
$40
$35
$30
$25
$20
$15
$10
$5
$-
US South Average
FL1 FL2 NC2 TX2 GA2 TX1 AR1 AL2 LA1 NC1 MS2 LA2 SC2 AL1 AR2 GA1 MS1 SC1 VA1 VA2 TN1 TN2

ROLLING 4-QUARTER PINE PULPWOOD PRICE[1]


$ PER TON
$25
$20
$15
$10
$5
$-
US South Average
FL1 FL2 GA2 VA2 AL2 NC2 SC2 TX2 SC1 VA1 LA1 TX1 GA1 NC1 AL1 TN2 LA2 TN1 MS2 AR1 AR2 MS1

PotlatchDeltic Markets CatchMark Markets Shared Markets

CatchMark realized significant sawlog price increases in the second half of 2021 and year-to-date 2022.

1 | Source: TimberMart-South.

Our CatchMark Merger Compares Favorably to Another Recent Acquisition

PRICE PER ACRE


$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,336
$3,315
CatchMark 1
RYN Acquisition 2

AVERAGE ANNUAL EBITDDA PER ACRE


$200
$175
$150
$125
$100
$75
$50
$25
$0
$157
$166
CatchMark 3
RYN Acquisition 2

EBITDDA YIELD


8%
7%
6%
5%
4%
3%
2%
1%
0%
7%
5%
CatchMark 1,3
RYN Acquisition 2

EBITDDA MULTIPLE


25
20
15
10
5
15X
20X
CatchMark 1,3
RYN Acquisition 2

1 | CatchMark price reflects actual purchase accounting as disclosed in PCH's Form 10-Q for the quarter ended September 30, 2022. Acquisition price included attractive real estate opportunities.
2 | Source: RYN's public filings.
3 | Based on average CatchMark EBITDDA for first five years, assuming full synergies run rate.

Climate Change is Providing Southern Timberlands Opportunities

POTENTIAL FOR HIGHER SOUTHERN TIMBERLAND GROWTH RATES

Loblolly Pine

WELL SUITED FOR CHANGING CLIMATE



CO_2

HIGHER CO_2 LEVELS COULD DRIVE

Up to 30%

PRODUCTIVITY GAINS IN NEXT ROTATION

> Climate change could drive additional timberland productivity but also create demand for low carbon footprint wood-based construction. Weather and labor constraints could also increase costs.

Our Timberlands Segment Adjusted EBITDDA Has Increased

TIMBERLANDS ADJUSTED EBITDDA HISTORY [1,2]


$ MILLIONS
$300
$250
$200
$150
$100
$50
$0
2016
2017
2018
2019
2020
2021
YTD[3] 2021
YTD[3] 2022
Northern Region
Southern Region

TIMBERLANDS HARVEST [2]


MILLION TONS
7
6
5
4
3
2
1
0
2016
2017
2018
2019
2020
2021
YTD 2022[3]

SAWLOG PRICES


$250
$200
$150
$100
$50
$0
2016
2017
2018
2019
2020
2021
YTD 2022[3]

Our Timberlands adjusted EBITDDA has increased due to higher log prices in Idaho and expansion of our ownership in the U.S. South. Timberlands provide stability and support a sustainable growing dividend.

1 | Non-GAAP measure; definition and reconciliations to GAAP can be found in the appendix of this presentation.
2 | Deltic included for 10 months in 2018; extraordinary wet weather reduced 2019 harvest. Ola Arkansas sawmill fire reduced 2021 harvest.
3 | YTD as of September 30.

Wood Products Segment



Our Wood Products Facilities are Located Close to Major End Markets



REGION	FACILITY	CAPACITY[1]
LUMBER	ST. MARIES, IDAHO	185 MMBF
	BEMIDJI, MINNESOTA	140 MMBF
	GWINN, MICHIGAN	185 MMBF
	OLA, ARKANSAS[2]	150 MMBF
	WALDO, ARKANSAS[3]	190 MMBF
	WARREN, ARKANSAS	220 MMBF
		1,070 MMBF
PLYWOOD	ST. MARIES, IDAHO	150 MMSF
		150 MMSF



We own 6 sawmills located in Arkansas, Idaho, Michigan and Minnesota that have capacity to produce nearly 1.1 billion board feet of lumber annually. Our plywood facility in St. Maries, Idaho produces specialty plywood for industrial applications.

1 | Capacity as of December 31, 2021; Capacity represents the proven annual production capabilities of the facility under normal operating conditions and producing a normal product mix. Excludes overtime.

2 | In June 2021, a fire occurred in the sawmill's large-log primary breakdown machine center. We restarted the large-log line in the third quarter of 2022. The sawmill's annual capacity is estimated to be 150 MMBF after the start-up phase is completed in 2023. Actual production was averaging approximately 130 MMBF prior to the fire.

3 | A project to modernize and expand the sawmill by 85 MMBF to 275 MMBF was announced June 2022. The project is expected to be completed in 2024.

Our Capacity is Growing With Acquisitions and Productivity Improvements



PCH LUMBER VOLUMES ARE GROWING



2021

6 SAWMILLS

1,100 MMBF SHIPPED[1]

2015

4 SAWMILLS

624 MMBF SHIPPED

+476 MMBF

+76% MMBF

+2.5% ORGANIC CAGR

Our lumber shipments have increased 76% in six years as a result of **HIGH-RETURN CAPITAL PROJECTS** and the addition of two sawmills in the 2018 Deltic merger.

1 | Shipping during 2021 was impacted by a fire at our Ola, Arkansas sawmill in June 2021. 2021 shipments are pro forma to include an estimate of our Ola, Arkansas sawmill's shipments had the fire not occurred in June 2021.



North American Lumber Supply

LUMBER PRODUCTION BY REGION


U.S. South
34%
British Columbia
15%
Other Canada
24%
U.S. West
23%
Other U.S.
4%

CANADIAN SHARE OF U.S. MARKET


34%
32%
30%
28%
26%
24%
22%
20%
2005
2007
2009
2011
2013
2015
2017
2019
2021

Over 60% of North American lumber production is in the U.S., with the U.S. South accounting for 34% overall. The Canadian share of the U.S. market was impacted by the Great Recession and the mountain pine beetle infestation, which resulted in ~2BBF of capacity closures in 2019. Canadian imports into the U.S. remain subject to duties with a combined rate of 8.6%.

1 | Source: FEA

Lumber Production Shifting to the U.S. South

ANNUAL CHANGE IN LUMBER PRODUCTION 2018-2021[1]



BILLION BOARD FEET
3.0
2.0
1.0
0.0
(1.0)
(2.0)
(3.0)
(4.0)
British Columbia
Other Canada
Other U.S.
U.S. West
U.S. South
2018 vs 2021

Lumber production in British Columbia has been declining due to the mortality impact from the mountain pine beetle and reduced annual allowable harvest levels. Production in the U.S. South has increased due to available low cost fiber combined with productivity improvements and capacity expansions.

1 | Source: FEA

Waldo Sawmill Modernization IRR Estimated to be 22% in Base Case


New Kiln
Planer Upgrades
New Green Sorter
Log Crane
New Saw Line
Log Merchandising and Optimizer

Highlights:

- $131 million investment
- 85 MMBF increased production
- 30-40% reduction in cash processing costs
- ~10% increase in log recovery
- ~3 weeks downtime
- 2024 completion

Ola Sawmill Rebuild Expected to Increase Production and Lower Cash Processing Costs

KEY CAPITAL PROJECTS

	TOTAL CAPITAL	PAID BY INSURANCE	NOTES
LARGE-LOG LINE	$18M	Yes	Modern design Simplify process and maintenance
LOG SINGULATOR	$2M	No	20% IRR Project Increases production and reduces labor
TRIMMER OPTIMIZATION	$1M	No	55% IRR Project Improves recovery and reduces labor

15-20% INCREASE IN PRODUCTION

8-12% IMPROVEMENT IN RECOVERY

15-20% REDUCTION IN PROCESS COSTS

In June 2021, a fire occurred in the sawmill's large-log primary breakdown machine center. Reconstruction was completed and we restarted the large log line in the third quarter of 2022. The sawmill's annual capacity is estimated to be 150 MMBF after the start-up phase is completed in 2023. Actual production was averaging approximately 130 MMBF prior to the fire. The upgrades will simplify the process and align technology with our timberlands.

Continuous Capital Investments Meet Hurdle Rates, Improve Productivity, Lower Costs, and Reduce Environmental Impact



St. Maries Plywood Patch Automation. Equipment was installed at our St. Maries Plywood mill to automate the patching of our specialty panels, which are used in industrial applications. This project was completed in Q2 2022. The ~$4 million investment for this equipment will result in lower chemical usage while enabling the mill to profitably increase production resulting in an expected return of over 50%. The automation will also improve employee health and safety through repositioning repetitive motion jobs.



Warren Kilns Replacement. The five antiquated batch kilns at Warren were replaced with two state of the art continuous drying kilns in 2019. The new kilns improved lumber quality, resulting in a higher premium grade percentage, and removed a bottleneck, increasing production 25 MMBF per year. This ~$16 million investment yielded a 22% return.



Automatic Planer Grader. We recently upgraded the automatic planer graders at five of our six sawmills to utilize artificial intelligence. As a result, the accuracy of the automatic planer graders increased, resulting in a higher premium grade percentage and higher sales price realizations. We invested ~$2 million and are expecting a return greater than 55%.

We are Relentlessly Focused on Continuously Improving our Environmental Performance

INCREASING QUALITY OF LOG UTILIZATION

NEARLY
100%
OF LOGS UTILIZED

REDUCING ENVIRONMENTAL FOOTPRINT

Air, Water, & Waste

FOCUSED ON RENEWABLE ENERGY USE

RENEWABLE ENERGY
43%
OF TOTAL USED AT FACILITIES

CERTIFYING FIBER USED AT MILLS

ALL MILLS
Certified SFI® Fiber Sourcing

3 MILLS CERTIFIED FSC® CHAIN OF CUSTODY

Our Wood Products Segment Adjusted EBITDDA Has Increased Exponentially

WOOD PRODUCTS ADJUSTED EBITDDA HISTORY[1,2]


$ MILLIONS
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
2016
2017
2018
2019
2020
2021
YTD[3] 2021
YTD[3] 2022

WOOD PRODUCT SHIPMENTS[2]


BBF
1.2
1
0.8
0.6
0.4
0.2
0
2016
2017
2018
2019
2020
2021
YTD 2022[3]

WOOD PRODUCTS LUMBER PRICES


$/MBF
$900
$800
$700
$600
$500
$400
$300
$200
2016
2017
2018
2019
2020
2021
YTD 2022[3]

Our Wood Products adjusted EBITDDA has increased due to strong lumber prices and capacity expansion. We added two sawmills in the 2018 Deltic merger, and we regularly invest in high return capital projects. We expect lumber prices to continue to be **STRUCTURALLY HIGHER** due to favorable housing fundamentals and constrained supply.

1 | Non-GAAP measure; definition and reconciliations to GAAP can be found in the appendix of this presentation.
2 | Deltic included for 10 months in 2018.
3 | YTD as of September 30.



PotlatchDeltic

Real Estate Segment

We Have Identified 90,000 Rural Acres That We Intend to Sell Over Time at a Premium to Timberland Value

RURAL REAL ESTATE



90,000[1] ACRES

CURRENTLY STRATIFYING CatchMark Acres

Legacy Deltic Land **EXCEEDING EXPECTATIONS**

LARGE PROPORTION OF SALES HAVE Conservation Outcomes

We are proud to have a significant amount of conservation outcomes from our land sales.

- Since 2004, approximately 240,000 acres of our rural land sales were for conservation outcomes.
- Since 2018, approximately 70% of our rural land sales acreage has been for conservation outcomes, with the remaining 30% for recreational purposes.

1 | Does not yet include any acres acquired in the CatchMark merger.

Proximity of CatchMark's Timberlands to Large Population Centers Creates Meaningful Real Estate Opportunities


Charlotte
2.7 million
Greenville
0.9 million
Columbia
0.7 million
Atlanta
5.6 million
Augusta
0.6 million
Charleston
0.8 million
Auburn
0.1 million
Macon
0.2 million
Montgomery
0.4 million
Columbus
0.3 million
Savannah
0.6 million
Albany
0.1 million
Jacksonville
1.6 million
Legend
CatchMark Timberlands
CatchMark Urban Areas
PCH Timberlands
0 25 50 100 Miles

We Create Significant Conservation Outcomes Through Rural Land Transactions

BOUNDARY WATERS – "PLAN B"





The "Plan B" transaction involved the Boundary Waters Canoe Area Wilderness (BWCAW), a renowned recreational paradise in the northern third of Superior National Forest. Minnesota School Trust Lands held 82,400 acres of lands granted at statehood to support public education that were embedded within BWCAW, and that had not been accessible in order to generate revenue for the schools. The U.S. Forest Service (USFS) wanted to incorporate the lands into the BWCAW for recreational access. The solution was a creative three way land swap with The Conservation Fund (TCF) purchasing 40,000 acres of neighboring PotlatchDeltic land over five phases, which would then be exchanged in phases for equally valued School Trust Lands inside the wilderness area.

TCF would then sell those lands within the wilderness to the USFS for incorporation into the BWCAW. The transactions will ensure that the new Minnesota School Trust lands serve as long term revenue sources for the schools, keep working forests as working forests, support jobs and local communities, and enable the lakefront lands placed within the BWCAW to be preserved for recreational access.

We Create Significant Conservation Outcomes Through Rural Land Transactions

MISSISSIPPI RIVER NORTHWOODS





A transaction with The Trust for Public Land (TPL), with a subsequent sale to Crow Wing County, resulted in wildlife habitat conservation on nearly 2,000 acres along the Mississippi River. The area is known as the Mississippi River Northwoods and was the largest remaining stretch of the Mississippi River unprotected from development in north central Minnesota.

The land connected with other properties to provide a nine mile stretch of waterfront that protects eagle and red shouldered hawk nests and provides critical habitat along the Mississippi River Flyway, used by 60% of North America's migratory birds. In addition, the lands provided perpetual public recreation benefits for hunting, fishing, wildlife viewing, hiking and canoeing.

Interest in Solar Opportunities on Our Timberlands Has Increased

LAND SALES FOR SOLAR



- Solar energy is gaining traction as a renewable power alternative, especially in the South.
- Energy providers and private companies are building entity-scale solar farms to reduce greenhouse gas emissions, take advantage of government incentives, and provide access to energy from renewable sources.
- We closed our first solar-related transaction in the first quarter of 2022. The sales price was $7,500 per acre and the transaction generated EBITDDA of $13 million.[1]
- We have identified other solar opportunities that could reach $50 to $100 million of value in the aggregate over the next several years, including 5,300 acres, valued at approximately $60 million, already committed to solar outcomes.

1 | EBITDDA is a non-GAAP measure; see appendix for definition and reconciliations to GAAP.

We Also Develop and Sell Building Lots in a Highly Desirable 4,800 Acre Master-Planned Community

CHENAL MASTER-PLANNED COMMUNITY LITTLE ROCK, ARKANSAS



~60%
COMMERCIAL SOLD
300 ACRES REMAINING
$250,000/ACRE

~70%
RESIDENTIAL SOLD
1,450 LOTS REMAINING
$80,000/LOT

- PREMIER MASTER-PLANNED COMMUNITY
- LOT SALES TO PRIVATE/REGIONAL BUILDERS
- MOST INFRASTRUCTURE $ COMPLETE
- COMMERCIAL - OFFICE/MULTIFAMILY/RETAIL

20%
OF NEIGHBORHOODS SET ASIDE AS GREEN SPACES

PROMOTING A
Healthy Lifestyle
FOR RESIDENTS

15%
GREENSPACE BETWEEN NEIGHBORHOODS

Our Chenal Valley master-planned community in west Little Rock is one of the premier real estate developments in Arkansas. We develop and sell both residential and commercial property, while incorporating several environmentally conscious practices into the development process.

Real Estate Segment Adjusted EBITDDA Continues to be a Strong Contributor

REAL ESTATE ADJUSTED EBITDDA HISTORY[1]


$ MILLIONS
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
2016
2017
2018[2]
2019
2020[3]
2021
YTD 2021[4]
YTD 2022[4]

RURAL SALES (Excludes the acres sold in the 2016 Central Idaho liquidation transaction)


ACRES SOLD
100K
80K
60K
40K
20K
0
$/ACRE
$2.5K
$2.0K
$1.5K
$1.0K
$0.5K
0
2016
2017
2018[2]
2019
2020[3]
2021
YTD 2022[4]

RESIDENTIAL SALES


LOTS SOLD
180
160
140
120
100
80
60
40
20
$/LOT
$120K
$100K
$ 80K
$ 60K
$ 40K
$ 20K
0
2018
2019
2020
2021
YTD 2022[4]

Our Real Estate team creates value with opportunistic rural land sales and effective management of our Chenal Valley master-planned community in Little Rock, Arkansas. Notable sales included approximately 1,800 acres in Arkansas for nearly $20 million in 2019 and approximately 72,000 acres in Minnesota to The Conservation Fund for nearly $48 million in 2020.

1 | Non-GAAP measure; definition and reconciliations to GAAP can be found in the appendix of this presentation.
2 | Deltic included for 10 months in 2018.
3 | Completed sale of ~72,000 acres in Minnesota for ~$48MM in Q4 2020.
4 | YTD as of September 30.

PotlatchDeltic

Capital Allocation and Balance Sheet

We are Focused on Growing Shareholder Value Over the Long Term Through a Balanced Capital Allocation Strategy

$ MILLIONS	MAINTAIN STRONG BALANCE SHEET	RETURN CASH TO SHAREHOLDERS	GROW CAD PER SHARE
STABLE CASH FLOW	TARGETS: LEVERAGE < 4X [1] ADEQUATE CASH LIQUIDITY > $400	DIVIDEND: • GROW SUSTAINABLY • $142/YEAR	MAINTENANCE CAPEX: • REFOREST, MILLS, LOTS • ~$45 / YEAR
VARIABLE CASH FLOW	ACTUAL 9/30/2022: LEVERAGE = 0.9X [1] CASH = $484 LIQUIDITY = $783	SHARE REPURCHASES: • >20% NAV DISCOUNT • 10b5-1 PLAN IN PLACE SPECIAL DIVIDENDS: • $276 Q4 2021	DISCRETIONARY CAPEX: • >20% IRR ACCRETIVE ACQUISITIONS: • TIMBERLANDS, MILLS

GROW SHAREHOLDER VALUE

2014-2021

DIVIDENDS	SHARE REPURCHASES	ACQUISITIONS	CAPEX
$1.1 BILLION [2]	$51 MILLION	$3.0 BILLION [3]	$500 MILLION [4]

1 | EBITDDA leverage is a non-GAAP measure and target is through a cycle; see appendix for definition.
2 | Includes a $4 per share, or $276 million, special dividend paid in December 2021.
3 | Includes merger with CatchMark, which closed September 2022.
4 | Includes planned expenditures on the Waldo, AR sawmill modernization and expansion.

Returning Cash to Shareholders Through a Sustainable, Growing Dividend and Opportunistic Share Repurchases is a Key Part of Our Value Proposition

SUSTAINABLE AND GROWING DIVIDENDS


45%
INCREASE IN REGULAR DIVIDEND PER SHARE SINCE 2012
$ PER SHARE[1]
$1.24
$1.40
$1.50
$1.60
$1.64
$1.76
$1.80
Q4 2011
Q4 2013
Q4 2014
Q4 2017
Q4 2020
Q4 2021
Q4 2022

90% PAYOUT IN 2021[2]

124% INCREASE IN REGULAR DIVIDEND PAYOUT SINCE 2012

4.4% YIELD[3]

TIMBERLANDS **> 80%** OF GROSS ASSET VALUE

OPPORTUNISTIC SHARE REPURCHASES

NEW
$200 Million
AUTHORIZATION AUGUST 2022

REPURCHASED
$51 Million
AT $35 PER SHARE[4]

LAST REPORTED REPURCHASE
$44 Per Share
Q2 2022

1 | Annual run rate.
2 | Includes $276 million special dividend.
3 | Based on closing stock price of $41.04 on September 30, 2022.
4 | Q2 2016 – Q2 2022.

We are Growing Our Business in a Disciplined Way Over Time

CAPITAL EXPENDITURES


$ MILLIONS
90
80
70
60
50
40
30
20
10
0
$52
$64
$46
$60
$86
2018
2019
2020
2021
2022 Fcst1
Wood Products
Timberlands Reforestation & Roads
Real Estate Development
Corporate
Maintenance (Reforestation, Mills, and Lot Development)

KEY MERGERS & ACQUISITIONS



MISSISSIPPI/ALABAMA ACQUISITION 2014



DELTIC TIMBER MERGER 2018



LOUTRE TIMBER MERGER 2021



CATCHMARK MERGER 2022

1 | 2022 Forecast based on current management expectations. Includes $15 million for the Ola, Arkansas sawmill rebuild and a $12 million deposit for the Waldo, Arkansas sawmill modernization and expansion. The Ola Sawmill rebuild funding is mostly covered by insurance.

Maintaining a Strong Balance Sheet and Ample Liquidity Provides the Flexibility to be Opportunistic

$ MILLIONS

Market Cap[1]	Debt[2]	Cash[2]	Enterprise Value	$783 Million[2]
$3,314	$1,033	($484)	$3,863	LIQUIDITY

INVESTMENT GRADE

MOODY'S **Baa3**

S&P **BBB-**

DEBT METRICS[2]

NET DEBT TO ENTERPRISE VALUE[3]	14.2%
ADJUSTED EBITDDA LEVERAGE-LTM[3]	0.9x
WEIGHTED AVERAGE COST OF DEBT[4]	2.4%

NO SIGNIFICANT NEAR-TERM DEBT MATURITIES


$ MILLIONS
$40
$176
$100
$28
$139
$100
$190
$185
$40
$40
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032

1 | Based on closing stock price of $41.04 on September 30, 2022.
2 | As of September 30, 2022.
3 | Adjusted EBITDDA leverage and net debt to enterprise value are non-GAAP measures. See appendix for definitions.
4 | Weighted average cost of debt excludes amortization of deferred issuance costs and credit facility fees and includes annual estimated patronage credit on term loan debt.

The Power of Our Strategy is Evidenced by Our Strong Financial Performance

POTLATCHDELTIC HISTORICAL ADJUSTED EBITDDA[1]


$ MILLIONS
$700
$600
$500
$400
$300
$200
$100
$0
$134 MILLION
$196 MILLION
$297 MILLION
$179 MILLION
$382 MILLION
$653 MILLION
$577 MILLION
$522 MILLION
2016
2017
2018
2019
2020
2021
YTD 2021[2]
YTD 2022[2]

Our well-managed portfolio of assets and our business strategy are well-aligned with favorable housing fundamentals.

Our **HIGHEST DIRECT LEVERAGE** to lumber prices resulted in robust Adjusted EBITDDA in 2020, 2021, and year-to-date 2022.

1 | Non-GAAP measure; definition and reconciliations to GAAP can be found in the appendix of this presentation.
2 | YTD as of September 30.

We are Committed to Environmental and Social Responsibility and to Responsible Governance

ENVIRONMENTAL[1]

LONG-TERM SUSTAINABLE FOREST MANAGEMENT PLANS INCORPORATE BEST MANAGEMENT PRACTICES

HARVESTED 3.8% OF TIMBERLANDS, INCLUDING THINNING

23 Million SEEDLINGS PLANTED

FORESTRY PRACTICES 100% Third Party Certified

PROTECTED ENDANGERED SPECIES AND PROMOTED BIOLOGICAL DIVERSITY

PROTECTED 5,100 MILES OF RIVERS AND STREAMS

RENEWABLE ENERGY 43% OF TOTAL USED AT FACILITIES

SOCIAL[1]

FOCUSED ON DIVERSITY AND INCLUSION

WOMEN CONSTITUTE 30% OF OUR TOTAL SALARIED ROLES

WORKFORCE DEVELOPMENT

OUR WOOD PRODUCTS TCIR IS 1.8 OUR SAFETY ASPIRATION IS ZERO INCIDENTS

VPP STATUS AT 4 of 7 FACILITIES

CONNECTED TO OUR COMMUNITIES

NEARLY ALL TIMBERLANDS AVAILABLE FOR PUBLIC ACCESS OR LEASING

GOVERNANCE[1]

INDEPENDENT BOARD OF DIRECTORS

30% WOMEN DIRECTORS

ESG Governance INCORPORATES CROSS-FUNCTIONAL TEAMS AND BOARD OVERSIGHT

COMPREHENSIVE POLICIES REFLECT OUR HIGH STANDARDS AND ETHICS

ENTERPRISE RISK MANAGEMENT FRAMEWORK, INCLUDING CLIMATE RISKS

ONGOING STAKEHOLDER ENGAGEMENT

PUBLIC ADVOCACY AND PARTICIPATION IN Over 30 RESEARCH ORGANIZATIONS AND COALITIONS

CARBON AND CLIMATE

-7 Million METRIC TONS CO_2e SEQUESTRATION

-4.7 Million METRIC TONS CO_2e

SCOPE 1, 3 CARBON REMOVALS AND STORAGE

+2.6 Million METRIC TONS CO_2e

SCOPE 1-3 GHG EMISSIONS

CORE UNITED NATIONS SDGs

6, 8, 12, 13, 15, 17

SUPPORTED UNITED NATIONS SDGs

3, 4, 5, 10, 11

1 | Data from the 2021 ESG Report. Percentage women Directors as of September 30, 2022.


PotlatchDeltic
Appendix



Adjusted EBITDDA Reconciliation

$ MILLIONS		2016	2017	2018	2019	2020	2021	YTD 2021[3]	YTD 2022[3]
TIMBERLANDS	Northern Timberlands operating income	$65	$94	$105	$63	$114	$197	$174	$140
	Depreciation, depletion and amortization	10	8	9	8	8	8	6	6
	Northern Timberlands EBITDDA	$75	$102	$114	$71	$122	$205	$180	$146
	Southern Timberlands operating income	$17	$12	$16	$25	$18	$20	$13	$18
	Depreciation, depletion and amortization	14	13	40	38	43	38	28	35
	Southern Timberlands EBITDDA	$31	$25	$56	$63	$61	$58	$41	$53
	Timberlands Segment Adjusted EBITDDA	**$106**	**$127**	**$170**	**$134**	**$183**	**$263**	**$221**	**$199**
WOOD PRODUCTS	Operating income (loss)	$25	$73	$108	($10)	$152	$363	$334	$263
	Depreciation, non-cash impairments & eliminations	7	7	23	23	24	31	21	25
	(Gain) loss on fixed assets	-	-	-	-	-	-	2	-
	Wood Products Segment Adjusted EBITDDA	**$32**	**$80**	**$131**	**$13**	**$176**	**$394**	**$357**	**$288**
REAL ESTATE	Operating income[1]	$19	$19	$23	$43	$60	$20	$14	$41
	Basis of real estate sold and depreciation	8	7	17	20	27	28	23	25
	Real Estate Segment Adjusted EBITDDA	**$27**	**$26**	**$40**	**$63**	**$87**	**$48**	**$37**	**$66**
CORPORATE	Corporate expense	($28)	($43)	($63)	($37)	($50)	($46)	($36)	($36)
	Depreciation and eliminations	(3)	(2)	(5)	6	(14)	(4)	(2)	5
	Special items[2]	-	8	24	-	-	-	-	-
	Total Adjusted EBITDDA	**$134**	**$196**	**$297**	**$179**	**$382**	**$653**	**$577**	**$522**

1 | Excludes the 2016 central Idaho timberland sale.
2 | Special items include Deltic merger costs of $3 million and environmental charge of $5 million in 2017 and Deltic merger costs of $22 million and inventory purchase price adjustment of $2 million in 2018.
3 | YTD as September 30.



APPENDIX

Definitions

TOTAL ADJUSTED EBITDDA

is a non-GAAP measure and is calculated as net income adjusted for interest expense, income taxes, depletion, depreciation and amortization, basis of real estate sold, non-operating pension and other post-retirement benefit costs, pension settlement charge, gains and losses on disposition of fixed assets, net gains and losses on fire damage, and other special items.

Throughout this presentation, references to EBITDDA are intended to be Adjusted EBITDDA.

ADJUSTED EBITDDA LEVERAGE

is a non-GAAP measure and is calculated as Net Debt divided by Total Adjusted EBITDDA.

SEGMENT ADJUSTED EBITDDA

is a non-GAAP measure and is calculated as segment operating income (loss) adjusted for depletion, depreciation and amortization, basis of real estate sold, gains and losses on disposition of fixed assets, non-cash impairments and other special items.

CASH AVAILABLE FOR DISTRIBUTION (CAD)

is a non-GAAP measure and is calculated as cash from operations minus capital expenditures and timberland acquisitions not classified as strategic.

NET DEBT TO ENTERPRISE VALUE

is a non-GAAP measure and is calculated as net debt divided by enterprise value. Net Debt is a non-GAAP measure and is calculated as long-term debt (plus long-term debt due within a year), less cash and cash equivalents.

SFI®

is Sustainable Forestry Initiative.®

FSC®

is Forest Stewardship Council.®



Jerry Richards

VICE PRESIDENT & CHIEF FINANCIAL OFFICER

509.835.1521

POTLATCHDELTIC.COM

Nasdaq: PCH

Q4 2022